EliteDesigns® Dollar Cost Averaging

Questions? Call our Service Center at 1-800-888-2461.

Instructions

Use this form to request periodic exchanges from one investment option to one or more investment options. Complete the entire form. Please type or print.

1. Provide General Account Information

❒ Application Attached or Contract Number

Name of Owner
	First	MI	Last

Mailing Address
	Street Address	City	State	ZIP Code

Social Security Number/Tax I.D. Number

Daytime Phone Number	Home Phone Number

2. Set Up Dollar Cost Averaging

Please complete each sub-section.

A.	Effective Date
Date (mm/dd/yyyy – must be between 1st and 28th of the month)

If no date is indicated, or date indicated is prior to the date of receipt, the first transfer will occur on the date the request is received in proper form.

B.	Frequency (check one):

m Monthly m Quarterly m Semi-Annually m Annually

C.	Option (check one):

m $ ____________ per transfer over ____________ months/years.

m % ____________ per transfer over ____________ months/years.

m Fixed Period over __________ months/years.

m Only Interest/Earnings over ___________ months/years.

(Earnings will accrue for one time period – i.e. monthly or quarterly – from the effective date before the first transfer occurs.)

FSB 243 Supp B (2-11)	EliteDesigns 32-80134-03 2010/11/12 (1/6)

3. Provide Investment Directions (continued on page 3)

Transfer From (choose only one):

%	Alger Capital	%	Franklin Large	%	Invesco Van	%	MFS® VIT
	Appreciation		Cap Value		Kampen		Investors
%	Alger Large Cap		Securities		V.I. Mid Cap Growth		Growth Stock
Growth
%	Alger Small	%	Franklin Mutual	%	Invesco Van Kampen	%	MFS® VIT Investors
	Cap Growth		Global		V.I. Mid Cap Value		Trust
Discovery Securities
%	American Century	%	Franklin Mutual	%	Ivy Funds VIP Asset	%	MFS® VIT New
	VP Income & Growth		Shares Securities		Strategy		Discovery
%	American Century	%	Franklin Rising	%	Ivy Funds VIP	%	MFS® VIT
	VP International		Dividends Securities		Balanced		Research
%	American Century	%	Franklin Small Cap	%	Ivy Funds VIP Core	%	MFS® VIT Research
	VP Mid Cap Value		Value Securities		Equity		Bond
%	American Century	%	Franklin Small-Mid	%	Ivy Funds VIP	%	MFS® VIT Research
	VP Value		Cap Growth Securities		Dividend Opportunities		International
%	BlackRock Basic	%	Franklin Strategic	%	Ivy Funds VIP Energy	%	MFS® VIT Total Return
	Value V.I.		Income Securities	%	Ivy Funds VIP Global	%	MFS® VIT Utilities
%	BlackRock Capital	%	Franklin US		Bond	%	Neuberger Berman
	Appreciation V.I.		Government Securities	%	Ivy Funds VIP Growth		AMT Guardian
%	BlackRock Equity	%	Goldman Sachs VIT	%	Ivy Funds VIP High	%	Neuberger Berman
	Dividend V.I.		Government Income		Income		AMT
%	BlackRock Global	%	Goldman Sachs VIT	%	Ivy Funds VIP		Socially Responsive
	Allocation V.I.		Growth		International	%	Oppenheimer
			Opportunities		Core Equity		Global
%	BlackRock Global						Securities Fund/VA
	Opportunities V.I.	%	Goldman Sachs VIT	%	Ivy Funds VIP	%	Oppenheimer
			Large		International		Global
%	BlackRock Large		Cap Value		Growth		Strategic Income
	Cap Core V.I.						Fund/VA
%	BlackRock Large	%	Goldman Sachs	%	Ivy Funds VIP	%	Oppenheimer
	Cap Growth V.I.		VIT Mid		Limited-Term Bond		International
%	DWS Blue Chip VIP		Cap Value	%	Ivy Funds VIP Mid		Growth Fund/VA
%	DWS Capital	%	Goldman Sachs VIT		CapGrowth	%	Oppenheimer
	Growth VIP		Strategic Growth	%	Ivy Funds VIP		Main Street
%	DWS Dreman	%	Goldman Sachs VIT		Real Estate Securities		Small Cap Fund®/VA
	Small Mid		Strategic	%	Ivy Funds VIP	%	PIMCO VIT All Asset
	Cap Value VIP		International Equities		Science and Technology	%	PIMCO VIT
%	DWS Global	%	Goldman Sachs VIT	%	Ivy Funds		CommodityRealReturn
	Opportunities VIP		Structured		VIP Small Cap		Strategy
%	DWS Global		Small Cap Equities		Growth	%	PIMCO VIT Emerging
	Thematic VIP	%	Invesco V.I. Core Equity	%	Ivy Funds VIP		Markets Bond
%	DWS Government	%	Invesco V.I.		Small Cap Value	%	PIMCO VIT
	& Agency		Global Health Care	%	Ivy Funds VIP Value		Foreign Bond
	Securities VIP	%	Invesco V.I.	%	Janus Aspen Enterprise		(Unhedged)
%	DWS Large Cap		Global Real Estate	%	Janus Aspen Forty	%	PIMCO VIT
	Value VIP	%	Invesco V.I.	%	Janus Aspen		Global Bond
%	Fidelity® VIP Balanced		Government		Janus Portfolio		(Unhedged)
%	Fidelity® VIP		Securities	%	Janus Aspen Overseas	%	PIMCO VIT
	Contrafund®	%	Invesco V.I.	%	Janus Aspen Perkins		High Yield
%	Fidelity® VIP		High Yield		Mid Cap Value	%	PIMCO VIT
	Disciplined	%	Invesco V.I.	%	Lord Abbett Series		Low Duration
	Small Cap		International		Bond-%		PIMCO
%	Fidelity® VIP Growth &		Growth		Debenture VC		VIT Real Return
	Income	%	Invesco V.I.	%	Lord Abbett Series	%	PIMCO VIT Total
%	Fidelity® VIP Index 500		Mid Cap		Capital		Return
%	Fidelity® VIP		Core Equity		Structure VC	%	Rydex | SGI VT All
	Investment	%	Invesco V.I.	%	Lord Abbett Series		Cap Value
	Grade Bond		Small Cap		Classic	%	Rydex | SGI VT All-
%	Fidelity® VIP		Equity		Stock VC		Asset Aggressive
	Mid Cap	%	Invesco V.I. Utilities	%	Lord Abbett Series		Strategy
%	Fidelity® VIP Overseas	%	Invesco Van		Developing Growth VC	%	Rydex | SGI VT All-
%	Fidelity® VIP		Kampen	%	Lord Abbett Series		Asset Conservative
	Real Estate		V.I. Capital Growth		Fundamental Equity VC		Strategy
%	Fidelity® VIP Strategic	%	Invesco Van Kampen	%	Lord Abbett	%	Rydex | SGI VT
	Income		V.I. Comstock		Series Growth		All-Asset
%	Franklin Flex Cap	%	Invesco Van		and Income VC		Moderate Strategy
	Growth		Kampen V.I.	%	Lord Abbett	%	Rydex | SGI VT CLS
	Securities		Equity and		Series Growth		AdvisorOne Amerigo
%	Franklin Growth		Income		Opportunities VC	%	Rydex | SGI VT CLS
	& Income	%	Invesco Van	%	Lord Abbett Series		AdvisorOne Clermont
	Securities		Kampen		Mid-Cap	%	Rydex | SGI VT CLS
%	Franklin High Income		V.I. Global		Value VC		AdvisorOne Select
	Securities		Value Equities	%	Lord Abbett		Allocation
%	Franklin Income	%	Invesco Van		Series Total	%	Rydex | SGI VT Global
	Securities		Kampen		Return VC	%	Rydex | SGI VT High
%	Franklin Large Cap		V.I. Growth	%	Lord Abbett		Yield
	Growth		and Income		Series Value	%	Rydex | SGI VT
	Securities				Opportunities VC		Large Cap
Concentrated Growth
						%	Rydex | SGI VT
Large Cap Value

FSB 243 Supp B (2-11)	EliteDesigns 32-80134-03 2010/11/12 (2/6)

3. Provide Investment Directions (continued from page 2)

Transfer From (choose only one):

%	Rydex | SGI VT	%	Rydex VT Internet	%	Rydex VT S&P 500%		T. Rowe Price Health
	Managed Asset	%	Rydex VT Inverse Dow		2x Strategy		Sciences Portfolio
	Allocation		2x Strategy	%	Rydex VT S&P 500%		T. Rowe Price
%	Rydex | SGI VT	%	Rydex VT Inverse		Pure Growth		Limited-Term Bond
	Managed		Government	%	Rydex VT S&P 500%		Templeton
	Futures Strategy		Long Bond Strategy		Pure Value		Developing
%	Rydex | SGI VT	%	Rydex VT Inverse	%	Rydex VT S&P MidCap		Markets Securities
	Mid Cap Value		Mid-Cap		400 Pure Growth	%	Templeton Foreign
%	Rydex | SGI VT Multi-		Strategy	%	Rydex VT S&P MidCap		Securities
	Hedge Strategies	%	Rydex VT Inverse		400 Pure Value	%	Templeton
%	Rydex | SGI VT Small		NASDAQ-100®	%	Rydex VT S&P		Global Bond
	Cap Value		Strategy		SmallCap		Securities
%	Rydex | SGI VT U.S.	%	Rydex VT Inverse		600 Pure Growth	%	Templeton Growth
	Long Short Momentum		Russell	%	Rydex VT S&P		Securities
%	Rydex VT Banking		2000® Strategy		SmallCap	%	Third Avenue Value
%	Rydex VT Basic	%	Rydex VT Inverse		600 Pure Value	%	Van Eck VIP Global
	Materials		S&P 500%		Rydex VT		Hard Assets
%	Rydex VT		Strategy		Strengthening	%	Wells Fargo
	Biotechnology	%	Rydex VT Japan		Dollar 2x Strategy		Advantage
%	Rydex VT Commodities		2x Strategy	%	Rydex VT Technology		Core Equity VT
	Strategy	%	Rydex VT Leisure	%	Rydex VT	%	Wells Fargo
%	Rydex VT Consumer	%	Rydex VT Mid-Cap		Telecommunications		Advantage
	Products		1.5x Strategy	%	Rydex VT		International
%	Rydex VT Dow 2x	%	Rydex VT NASD		Transportation		Equity VT
	Strategy		AQ-100®	%	Rydex VT U.S.	%	Wells Fargo
%	Rydex VT Electronics	%	Rydex VT		Government		Advantage
%	Rydex VT Energy		NASDAQ-100®		Money Market		Intrinsic Value VT
%	Rydex VT		2x Strategy	%	Rydex VT Utilities	%	Wells Fargo
	Energy Services	%	Rydex VT Nova	%	Rydex VT Weakening		Advantage
%	Rydex VT Europe 1.25x	%	Rydex VT Precious		Dollar		Omega Growth VT
	Strategy		Metals		2x Strategy	%	Wells Fargo
%	Rydex VT Financial	%	Rydex VT Real Estate	%	T. Rowe Price Blue		Advantage
	Services	%	Rydex VT Retailing		Chip		Opportunity VT
%	Rydex VT Government	%	Rydex VT Russell		Growth	%	Wells Fargo
	Long		2000® 1.5x Strategy	%	T. Rowe Price		Advantage
	Bond 1.2x Strategy	%	Rydex VT Russell		Equity		Small Cap Value VT
%	Rydex VT Health Care		2000® 2x Strategy		Income	Must Total 100%

FSB 243 Supp B (2-11)	EliteDesigns 32-80134-03 2010/11/12 (3/6)

3. Provide Investment Directions (continued on page 5)

Transfer To (indicate whole percentages totaling 100%):

%	Alger Capital	%	Franklin Large Cap	%	Invesco Van Kampen	%	MFS® VIT Investors
	Appreciation		Value		V.I.		Growth Stock
%	Alger Large Cap		Securities		Mid Cap Growth	%	MFS® VIT Investors
	Growth	%	Franklin Mutual Global	%	Invesco Van Kampen		Trust
%	Alger Small Cap		Discovery Securities		V.I. Mid Cap Value	%	MFS® VIT New
	Growth	%	Franklin Mutual Shares	%	Ivy Funds VIP Asset		Discovery
%	American Century VP		Securities		Strategy	%	MFS® VIT Research
	Income & Growth	%	Franklin Rising	%	Ivy Funds VIP Balanced	%	MFS® VIT Research
%	American Century VP		Dividends	%	Ivy Funds VIP Core		Bond
	International		Securities		Equity	%	MFS® VIT Research
%	American Century VP	%	Franklin Small Cap	%	Ivy Funds VIP Dividend		International
	Mid Cap Value		Value Securities		Opportunities	%	MFS® VIT Total
%	American Century VP	%	Franklin Small-Mid Cap	%	Ivy Funds VIP Energy		Return
	Value		Growth Securities	%	Ivy Funds VIP Global	%	MFS® VIT Utilities
%	BlackRock Basic Value	%	Franklin Strategic		Bond	%	Neuberger Berman
	V.I.		Income	%	Ivy Funds VIP Growth		AMT
%	BlackRock Capital		Securities	%	Ivy Funds VIP High		Guardian
	Appreciation V.I.	%	Franklin US		Income	%	Neuberger Berman
%	BlackRock Equity		Government	%	Ivy Funds VIP		AMT
	Dividend V.I.		Securities		International		Socially Responsive
%	BlackRock Global	%	Goldman Sachs VIT		Core Equity	%	Oppenheimer Global
	Allocation V.I.		Government Income	%	Ivy Funds VIP		Securities Fund/VA
%	BlackRock Global	%	Goldman Sachs VIT		International	%	Oppenheimer Global
	Opportunities V.I.		Growth		Growth		Strategic Income
%	BlackRock Large Cap		Opportunities	%	Ivy Funds VIP Limited-		Fund/VA
	Core V.I.	%	Goldman Sachs VIT		Term Bond	%	Oppenheimer
%	BlackRock Large Cap		Large	%	Ivy Funds VIP Mid Cap		International
	Growth V.I.		Cap Value		Growth		Growth Fund/VA
%	DWS Blue Chip VIP	%	Goldman Sachs VIT	%	Ivy Funds VIP Real	%	Oppenheimer Main
%	DWS Capital Growth		Mid Cap Value		Estate		Street
	VIP	%	Goldman Sachs VIT		Securities		Small Cap Fund®/VA
%	DWS Dreman Small		Strategic Growth	%	Ivy Funds VIP Science	%	PIMCO VIT All
	Mid Cap	%	Goldman Sachs VIT		and		Asset
	Value VIP		Strategic International		Technology	%	PIMCO VIT
%	DWS Global		Equities	%	Ivy Funds VIP Small		CommodityReal
	Opportunities VIP	%	Goldman Sachs VIT		Cap Growth		Return Strategy
%	DWS Global Thematic		Structured Small Cap	%	Ivy Funds VIP Small	%	PIMCO VIT
	VIP		Equities		Cap Value		Emerging
%	DWS Government &	%	Invesco V.I. Core	%	Ivy Funds VIP Value		Markets Bond
	Agency		Equity	%	Janus Aspen Enterprise	%	PIMCO VIT Foreign
	Securities VIP	%	Invesco V.I. Global	%	Janus Aspen Forty		Bond (Unhedged)
%	DWS Large Cap Value		Health Care	%	Janus Aspen Janus	%	PIMCO VIT Global
	VIP	%	Invesco V.I. Global Real		Portfolio		Bond (Unhedged)
%	Fidelity® VIP Balanced		Estate	%	Janus Aspen Overseas	%	PIMCO VIT High
%	Fidelity® VIP	%	Invesco V.I.	%	Janus Aspen Perkins		Yield
	Contrafund®		Government		Mid	%	PIMCO VIT Low
%	Fidelity® VIP		Securities		Cap Value		Duration
	Disciplined	%	Invesco V.I. High	%	Lord Abbett Series	%	PIMCO VIT Real
	Small Cap		Yield		Bond-		Return
%	Fidelity® VIP Growth &	%	Invesco V.I.		Debenture VC	%	PIMCO VIT Total
	Income		International	%	Lord Abbett Series		Return
%	Fidelity® VIP Index 500		Growth		Capital	%	Rydex | SGI VT All
%	Fidelity® VIP	%	Invesco V.I. Mid Cap		Structure VC		Cap Value
	Investment		Core	%	Lord Abbett Series	%	Rydex | SGI VT All-
	Grade Bond		Equity		Classic		Asset Aggressive
%	Fidelity® VIP Mid Cap	%	Invesco V.I. Small Cap		Stock VC		Strategy
%	Fidelity® VIP Overseas		Equity	%	Lord Abbett Series	%	Rydex | SGI VT All-
%	Fidelity® VIP Real	%	Invesco V.I. Utilities		Developing Growth VC		Asset
	Estate	%	Invesco Van	%	Lord Abbett Series		Conservative Strategy
%	Fidelity® VIP Strategic		Kampen V.I.		Fundamental Equity VC	%	Rydex | SGI VT All-
	Income		Capital Growth	%	Lord Abbett Series		Asset Moderate
%	Franklin Flex Cap	%	Invesco Van Kampen		Growth		Strategy
	Growth		V.I.		and Income VC	%	Rydex | SGI VT CLS
	Securities		Comstock	%	Lord Abbett Series		AdvisorOne Amerigo
%	Franklin Growth &	%	Invesco Van		Growth	%	Rydex | SGI VT CLS
	Income		Kampen V.I.		Opportunities VC		AdvisorOne
	Securities		Equity and Income	%	Lord Abbett Series		Clermont
%	Franklin High Income	%	Invesco Van		Mid-Cap	%	Rydex | SGI VT CLS
	Securities		Kampen V.I.		Value VC		AdvisorOne Select
%	Franklin Income		Global Value Equities	%	Lord Abbett Series Total		Allocation
	Securities	%	Invesco Van Kampen		Return VC	%	Rydex | SGI VT
%	Franklin Large Cap		V.I. Growth and Income	%	Lord Abbett		Global
	Growth Securities				Series Value	%	Rydex | SGI VT High
					Opportunities VC		Yield
						%	Rydex | SGI VT
Large Cap
Concentrated Growth
						%	Rydex | SGI VT
Large Cap Value

FSB 243 Supp B (2-11)	EliteDesigns 32-80134-03 2010/11/12 (4/6)

3. Provide Investment Directions (continued from page 4)

Transfer To (indicate whole percentages totaling 100%):

%	Rydex | SGI VT	%	Rydex VT Health Care	%	Rydex VT Russell	%	T. Rowe Price Equity
	Managed	%	Rydex VT Internet		2000® 2x Strategy		Income
	Asset Allocation	%	Rydex VT Inverse Dow	%	Rydex VT S&P 500%		T. Rowe Price Health
%	Rydex | SGI VT		2x Strategy		2x Strategy		Sciences Portfolio
	Managed	%	Rydex VT Inverse	%	Rydex VT S&P 500%		T. Rowe Price Limited-
	Futures Strategy		Government Long		Pure Growth		Term Bond
%	Rydex | SGI VT		Bond Strategy	%	Rydex VT S&P 500%		Templeton Developing
	Mid Cap Value	%	Rydex VT Inverse		Pure Value		Markets Securities
%	Rydex | SGI VT		Mid-Cap	%	Rydex VT S&P	%	Templeton Foreign
	Multi-Hedge		Strategy		MidCap		Securities
	Strategies	%	Rydex VT Inverse		400 Pure Growth	%	Templeton Global
%	Rydex | SGI VT Small		NASDAQ-100®	%	Rydex VT S&P		Bond Securities
	Cap Value		Strategy		MidCap	%	Templeton Growth
%	Rydex | SGI VT U.S.	%	Rydex VT Inverse		400 Pure Value		Securities
	Long Short Momentum		Russell	%	Rydex VT S&P	%	Third Avenue Value
%	Rydex VT Banking		2000® Strategy		SmallCap	%	Van Eck VIP Global
%	Rydex VT Basic	%	Rydex VT Inverse S&P		600 Pure Growth		Hard Assets
	Materials		500 Strategy	%	Rydex VT S&P	%	Wells Fargo Advantage
%	Rydex VT	%	Rydex VT Japan 2x		SmallCap		Core Equity VT
	Biotechnology		Strategy		600 Pure Value	%	Wells Fargo Advantage
%	Rydex VT	%	Rydex VT Leisure	%	Rydex VT		International
	Commodities	%	Rydex VT Mid-Cap		Strengthening		Equity VT
	Strategy		1.5x Strategy		Dollar 2x Strategy	%	Wells Fargo Advantage
%	Rydex VT Consumer	%	Rydex VT NASDAQ-%		Rydex VT Technology		Intrinsic Value VT
	Products		100®	%	Rydex VT	%	Wells Fargo Advantage
%	Rydex VT Dow 2x	%	Rydex VT NASDAQ-		Telecommunications		Omega Growth VT
	Strategy		100®2x Strategy	%	Rydex VT	%	Wells Fargo Advantage
%	Rydex VT Electronics	%	Rydex VT Nova		Transportation		Opportunity VT
%	Rydex VT Energy	%	Rydex VT Precious	%	Rydex VT U.S.	%	Wells Fargo Advantage
%	Rydex VT Energy		Metals		Government		Small Cap Value VT
	Services	%	Rydex VT Real Estate		Money Market	Must Total 100%
%	Rydex VT Europe	%	Rydex VT Retailing	%	Rydex VT Utilities
	1.25x Strategy	%	Rydex VT Russell	%	Rydex VT Weakening
%	Rydex VT Financial		2000® 1.5x Strategy		Dollar 2x Strategy
	Services			%	T. Rowe Price
%	Rydex VT Government				Blue Chip Growth
Long Bond 1.
2x Strategy

FSB 243 Supp B (2-11)	EliteDesigns 32-80134-03 2010/11/12 (5/6)

4. Provide Signature

I understand and authorize the transaction(s) requested on this form.

X			X
	Signature of Owner	Date (mm/dd/yyyy)		Signature of Joint Owner (if applicable)	Date (mm/dd/yyyy)

X
	Signature of Representative (optional)	Date (mm/dd/yyyy)		Print Name of Representative

Mail to: First Security Benefit Life Insurance and Annuity Company of New York • Administrative Office • PO Box 750497 • Topeka, KS 66675-0497 or
Fax to: 1-785-368-1772
Visit us online at www.securitybenefit.com

FSB 243 Supp B (2-11)	EliteDesigns 32-80134-03 2010/11/12 (6/6)